Property, Plant and Equipment (Including Consolidated VIEs)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT (INCLUDING CONSOLIDATED VIEs)
PROPERTY, PLANT AND EQUIPMENT (INCLUDING CONSOLIDATED VIEs)
Property, plant and equipment consists of the following:

	As of December 31,
	2012	2011
In millions
Land	$6.1	$6.5
Software	31.1	31.2
Buildings and improvements	320.5	404.7
Machinery and equipment	1,605.5	1,470.6
Solar energy systems	1,306.5	896.2
	3,269.7	2,809.2
Less accumulated depreciation	(964.1)	(851.8)
	2,305.6	1,957.4
Construction in progress – non solar energy systems	141.4	155.5
Construction in progress – solar energy systems	226.0	280.2
Total property, plant and equipment, net	$2,673.0	$2,393.1

We recorded asset impairment charges of $20.0 million for the year ended December 31, 2012, primarily related to solar wafer machinery and equipment. These charges are reflected in the long-lived asset impairment charges in our consolidated statement of operations. We obtained title to a chlorosilanes plant as part of the settlement with Evonik, which resulted in $31.7 million of income on the consolidated statement of operations in the fourth quarter of 2012.

Due to the downturn in solar market conditions, we performed an asset impairment analysis of the polysilicon production assets at our shuttered Merano, Italy facility, as well as solar wafering assets at our Portland, Oregon, Kuching, Malaysia and St. Peters, Missouri facilities in the fourth quarter of 2011. As a result of this analysis, we recognized asset impairment charges of $354.7 million during the year ended December 31, 2011, which were recorded in the long-lived asset impairment charges in our consolidated statement of operations. No similar charges were recorded during the year ended December 31, 2010.

The polysilicon manufacturing assets at our shuttered Merano, Italy facility were impaired at December 31, 2011 and written down to their net realizable salvage value, which was based primarily on an appraisal. For our solar wafering assets, we estimated the fair value of the asset group using discounted expected cash flows and recorded an impairment charge during 2011 because the net carrying value of the asset group exceeded its fair value. The value of these assets deteriorated because of the significant market price declines and we ceased or scaled back manufacturing operations due to changes in future service potential. We developed our expected cash flows based on assumptions that were consistent with our then current and forecast operating plans, which are considered Level 3 inputs in the fair value hierarchy. Cash flows cover a time period that coincides with the estimated remaining useful life of the primary assets and a probability factor was assigned to each cash flow scenario to derive the expected present value based on a risk-free discount rate.